SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 3, 2002

                            CANAL CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    2-96666                    51-0102492
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)


                      717 Fifth Avenue, New York, NY 10022
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 826-6040

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


(This document contains 2 pages)

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Item 5. Other Events.

On December 3, 2002, the Company terminated all negotiations with AEI Environmental, Inc. as related to the Company's possible acquisition of certain Limited Liability Company interest owned by AEI Environmental, Inc.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Canal Capital Corporation
                                                  Registrant


                                          /s/ Reginald Schauder
                                          -------------------------
                                          Reginald Schauder
                                          Chief Financial Officer &
                                          Vice President-Finance


Date: December 4, 2002


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